Exhibit 99.1

NEWS
For Immediate Release

Editorial Contact: Daphne Kent

614-726-4787

daphne.kent@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS SECOND QUARTER 2010 RESULTS

Second Quarter Revenues of $186.1 Million &

25.1% Growth in License Revenues

Announces Definitive Agreement to Acquire Surgient, Inc.

ALISO VIEJO, Calif., July 29, 2010 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended June 30, 2010. Total revenues were $186.1 million, a 13.3% increase compared to the prior year’s second quarter revenue of $164.3 million, while license revenues grew 25.1% to $77.1 million. Total revenues for the six months ended June 30, 2010, were $357.3 million, an 8.3% increase compared to $329.9 million for the same period in 2009. Operating margins increased to 17.7% and 15.9% for the three and six months ended June 30, 2010, respectively, as compared to 13.0% and 12.1% for the three and six months ended June 30, 2009, respectively. On a non-GAAP basis, operating margin was 24.1% and 22.7% for the three and six months ended June 30, 2010.

Cash and investments at June 30, 2010, totaled $439.2 million, an increase of $13.3 million over the comparable balance at March 31, 2010. Cash flow from operations was $30.5 million for the three months ended June 30, 2010.

“Overall, this was a strong quarter,” said Doug Garn, president and CEO of Quest Software. “We realized a marked improvement in license growth which generated the best pro forma operating margin performance for a second quarter in our company’s history. Furthermore, as announced previously, our acquisition of Völcker Informatik strengthens our Identity and Access Management

Quest Software Reports Second Quarter 2010 Results – page 2 of 11 solutions. In addition, our pending acquisition of Surgient, announced today, will expand our footprint within the virtualization management market by enabling our customers to rapidly and affordably deploy a private cloud-based infrastructure.”

GAAP Results

Quest Software’s net income for the second quarter of 2010 was $17.4 million, or $0.19 per fully diluted share. This compares to net income of $20.5 million, or $0.21 per share on a fully diluted basis, for the second quarter of 2009. Operating margins increased year-over-year from 13.0% to 17.7% in the second quarter, resulting in operating income of $33.0 million, which compares to $21.3 million for the corresponding period in 2009. Net income for the six months ended June 30, 2010, was $33.0 million, or $0.36 per fully diluted share compared to net income of $30.4 million, or $0.32 per fully diluted share for the same period in 2009.

Non-GAAP Results

On a non-GAAP basis, net income for the second quarter of 2010 was $29.3 million, or $0.32 per fully diluted share. This compares to non-GAAP net income of $28.1 million, or $0.29 per share on a fully diluted basis, for the second quarter of 2009. The non-GAAP operating margin was 24.1% in the second quarter of 2010, resulting in non-GAAP operating income of $44.8 million, compared to non-GAAP operating margin and operating income of 20.6% and $33.8 million, respectively, for the corresponding period in 2009. For the six months ended June 30, 2010, non-GAAP net income was $53.5 million, or $0.58 per fully diluted share. This compares to non-GAAP net income of $49.6 million, or $0.52 per fully diluted share, for the six months ended June 30, 2009. The non-GAAP operating margin was 22.7% for the six months ended June 30, 2010, resulting in non-GAAP operating income of $81.1 million, compared to non-GAAP operating margin and operating income of 19.9% and $65.8 million, respectively, in the comparable period of 2009.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs and expenses associated with our completed stock option investigation. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business

Quest Software Reports Second Quarter 2010 Results – page 3 of 11 operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Second Quarter 2010 Conference Call Information

Quest Software will host a conference call today, Thursday, July 29, 2010, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest Software’s website in the Investor Relations section at www.quest.com/company/investor-relations.aspx. A webcast replay will be available on the same website through July 29, 2011. An audio replay of the conference call will also be available through August 5, 2010, by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 2147283.

About Quest Software, Inc.

Now more than ever, organizations need to work smart and improve efficiency. Quest Software creates and supports smart systems management products—helping our customers solve everyday IT challenges faster and easier. Our innovative solutions for application monitoring, database management, Windows management and virtualization management help customers achieve better results, faster. Visit http://www.quest.com for more information.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Quest Software Reports Second Quarter 2010 Results – page 4 of 11

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended December 31, 2009, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Web Links Referenced in this Release:

Quest Software, Inc.: http://www.quest.com

Systems management: http://www.quest.com

Application monitoring: http://www.quest.com/application-monitoring

Database management: http://www.quest.com/database-management

Windows management: http://www.quest.com/windows-management

Virtualization Management: http://www.quest.com/virtualization

Quest Software Reports Second Quarter 2010 Results – page 5 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2010	2009	2010	2009
Revenues:
Licenses	$77,100	$61,639	$142,081	$124,009
Services	109,002	102,618	215,192	205,845

Total revenues	186,102	164,257	357,273	329,854
Cost of revenues:
Licenses	1,893	1,873	3,714	3,542
Services	15,636	14,499	30,360	28,260
Amortization of purchased technology	3,965	4,626	8,458	9,941

Total cost of revenues	21,494	20,998	42,532	41,743

Gross profit	164,608	143,259	314,741	288,111
Operating expenses:
Sales and marketing	72,082	65,490	140,422	132,028
Research and development	36,543	35,510	72,016	73,206
General and administrative	19,836	17,678	39,173	36,200
Amortization of other purchased intangible assets	3,149	3,261	6,325	6,667

Total operating expenses	131,610	121,939	257,936	248,101

Income from operations	32,998	21,320	56,805	40,010
Other (expense) income , net	(3,843)	4,780	(7,449)	634

Income before income tax provision	29,155	26,100	49,356	40,644
Income tax provision	11,764	5,641	16,353	10,256

Net income	$17,391	$20,459	$33,003	$30,388

Net income per share:
Basic	$0.19	$0.22	$0.37	$0.32

Diluted	$0.19	$0.21	$0.36	$0.32

Weighted average shares:
Basic	89,434	94,381	89,548	94,355
Diluted	91,920	96,129	92,135	95,978

Quest Software Reports Second Quarter 2010 Results – page 6 of 11

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs and expenses associated with our completed stock option investigation. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports Second Quarter 2010 Results – page 7 of 11

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•

Litigation expenses that arose from Quest Software’s completed stock option investigation included expenses incurred for outside legal fees and costs, consulting services and other professional fees, and indemnification expenses for current and former directors and officers. Because these expenses were non-recurring and unique to the stock option investigation, the Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to them.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

Quest Software Reports Second Quarter 2010 Results – page 8 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2010	2009	2010	2009
GAAP total cost of revenues	$21,494	$20,998	$42,532	$41,743
Amortization of purchased technology	(3,965)	(4,626)	(8,458)	(9,941)
Stock-based compensation expense	(199)	(176)	(383)	(336)

Non-GAAP total cost of revenues	$17,330	$16,196	$33,691	$31,466

GAAP gross profit	$164,608	$143,259	$314,741	$288,111
Amortization of purchased technology	3,965	4,626	8,458	9,941
Stock-based compensation expense	199	176	383	336

Non-GAAP gross profit	$168,772	$148,061	$323,582	$298,388

GAAP income from operations	$32,998	$21,320	$56,805	$40,010
Amortization of purchased technology	3,965	4,626	8,458	9,941
Amortization of other purchased intangible assets	3,149	3,261	6,325	6,667
Stock-based compensation expense	4,515	3,198	9,170	7,331
Professional fees related to legal and indemnification expense relating to our previous restatement	31	1,266	176	1,718
Acquisition related costs	184	104	191	104

Non-GAAP income from operations	$44,842	$33,775	$81,125	$65,771

GAAP net income	$17,391	$20,459	$33,003	$30,388
Amortization of purchased technology	3,965	4,626	8,458	9,941
Amortization of other purchased intangible assets	3,149	3,261	6,325	6,667
Stock-based compensation expense	4,515	3,198	9,170	7,331
Professional fees related to legal and indemnification expense relating to our previous restatement	31	1,266	176	1,718
Acquisition related costs	184	104	191	104
Tax effect of these adjustments	19	(4,801)	(3,820)	(6,511)

Non-GAAP net income	$29,254	$28,113	$53,503	$49,638

GAAP net income per basic share	$0.19	$0.22	$0.37	$0.32
Amortization of purchased technology	0.04	0.05	0.09	0.11
Amortization of other purchased intangible assets	0.04	0.04	0.07	0.07
Stock-based compensation expense	0.05	0.03	0.10	0.08
Professional fees related to legal and indemnification expense relating to our previous restatement	0.00	0.01	0.00	0.02
Acquisition related costs	0.00	0.00	0.00	0.00
Tax effect of these adjustments	0.00	(0.05)	(0.04)	(0.07)

Non-GAAP net income per basic share	$0.33	$0.30	$0.60	$0.53

Shares used in basic per share amounts	89,434	94,381	89,548	94,355

GAAP net income per fully diluted share	$0.19	$0.21	$0.36	$0.32
Amortization of purchased technology	0.04	0.05	0.09	0.10
Amortization of other purchased intangible assets	0.03	0.04	0.07	0.07
Stock-based compensation expense	0.05	0.03	0.10	0.08
Professional fees related to legal and indemnification expense relating to our previous restatement	0.00	0.01	0.00	0.02
Acquisition related costs	0.00	0.00	0.00	0.00
Tax effect of these adjustments	0.00	(0.05)	(0.04)	(0.07)

Non-GAAP net income per fully diluted share	$0.32	$0.29	$0.58	$0.52

Shares used in fully diluted per share amounts	91,920	96,129	92,135	95,978

Quest Software Reports Second Quarter 2010 Results – page 9 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$72,082	$36,543	$19,836	$3,149	$131,610
Amortization of other purchased intangible assets	—	—	—	(3,149)	(3,149)
Stock-based compensation expense	(1,246)	(1,592)	(1,478)	—	(4,316)
Professional fees related to legal and indemnification expense relating to our previous restatement	—	—	(31)	—	(31)
Acquisition related costs	—	—	(184)	—	(184)

Non-GAAP operating expenses	$70,836	$34,951	$18,143	$—	$123,930

	Three Months Ended June 30, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$65,490	$35,510	$17,678	$3,261	$121,939
Amortization of other purchased intangible assets	—	—	—	(3,261)	(3,261)
Stock-based compensation expense	(1,459)	(1,146)	(417)	—	(3,022)
Professional fees related to legal and indemnification expense relating to our previous restatement	—	—	(1,266)	—	(1,266)
Acquisition related costs	—	—	(104)	—	(104)

Non-GAAP operating expenses	$64,031	$34,364	$15,891	$—	$114,286

	Six Months Ended June 30, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$140,422	$72,016	$39,173	$6,325	$257,936
Amortization of other purchased intangible assets	—	—	—	(6,325)	(6,325)
Stock-based compensation expense	(2,359)	(3,010)	(3,418)	—	(8,787)
Professional fees related to legal and indemnification expense relating to our previous restatement	—	—	(176)	—	(176)
Acquisition related costs	—	—	(191)	—	(191)

Non-GAAP operating expenses	$138,063	$69,006	$35,388	$—	$242,457

	Six Months Ended June 30, 2009
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$132,028	$73,206	$36,200	$6,667	$248,101
Amortization of other purchased intangible assets	—	—	—	(6,667)	(6,667)
Stock-based compensation expense	(2,721)	(2,600)	(1,674)	—	(6,995)
Professional fees related to legal and indemnification expense relating to our previous restatement	—	—	(1,718)	—	(1,718)
Acquisition related costs	—	—	(104)	—	(104)

Non-GAAP operating expenses	$129,307	$70,606	$32,704	$—	$232,617

Quest Software Reports Second Quarter 2010 Results – page 10 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$316,148	$292,940
Restricted cash	67	796
Short-term investments	54,248	90,109
Accounts receivable, net	120,161	157,534
Prepaid expenses and other current assets	17,285	32,178
Deferred income taxes	11,100	11,832

Total current assets	519,009	585,389
Property and equipment, net	71,265	70,051
Long-term investments	68,743	2,411
Intangible assets, net	61,696	76,072
Goodwill	671,228	670,481
Deferred income taxes	29,651	34,127
Other assets	26,281	26,607

Total assets	$1,447,873	$1,465,138

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,662	$3,714
Accrued compensation	39,741	45,831
Other accrued expenses	30,198	31,902
Income taxes payable	4,186	—
Loans payable	543	32,602
Deferred revenue	285,970	285,907

Total current liabilities	365,300	399,956

Long-term liabilities:
Deferred revenue	83,078	86,231
Income taxes payable	44,433	44,433
Loans payable	33,013	33,292
Other long-term liabilities	7,097	8,434

Total long-term liabilities	167,621	172,390

Total liabilities	532,921	572,346
Stockholders’ equity	914,952	892,792

Total liabilities and stockholders’ equity	$1,447,873	$1,465,138

Quest Software Reports Second Quarter 2010 Results – page 11 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2010	2009	2010	2009
Cash flows from operating activities:
Net income	$17,391	$20,459	$33,003	$30,388
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,584	11,887	21,779	24,646
Compensation expense associated with share-based payments	4,516	3,737	9,171	7,331
Deferred income taxes	9,042	2,829	5,025	3,792
Unrealized losses (gains) on auction rate securities, net of losses from put options	2	(128)	8	(402)
Excess tax benefit related to stock-based compensation	(666)	(107)	(1,318)	(292)
Provision for bad debts	495	99	531	61
Other non-cash adjustments, net	117	17	144	60
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(16,250)	(5,220)	33,258	44,064
Prepaid expenses and other current assets	1,575	629	4,230	810
Other assets	333	(448)	1,955	(650)
Accounts payable	(1,333)	(1,951)	(388)	(3,298)
Accrued compensation	2,967	2,827	(7,115)	(7,039)
Other accrued expenses	2,399	(2,317)	(4,051)	(9,458)
Income taxes payable	(1,931)	(6,252)	8,719	(6,307)
Deferred revenue	1,851	(4,677)	(3,089)	(14,169)
Other liabilities	(579)	2,963	(1,282)	3,027

Net cash provided by operating activities	30,513	24,347	100,580	72,564

Cash flows from investing activities:
Purchases of property and equipment	(3,243)	(1,565)	(6,831)	(3,940)
Change in restricted cash	321	1,273	874	1,664
Purchases of cost method investments	—	(3,000)	—	(3,000)
Purchases of investment securities	(99,268)	—	(132,283)	—
Sales and maturities of investment securities	85,538	40	107,246	540
Notes receivable from a cost method investee	—	—	(2,000)	—
Acquisition related cash payments	—	—	(981)	—

Net cash used in investing activities	(16,652)	(3,252)	(33,975)	(4,736)

Cash flows from financing activities:
Repayment of loans payable	(29,704)	—	(32,339)	—
Repurchases of common stock	(5,290)	(89)	(37,373)	(3,916)
Repayment of capital lease obligations	(61)	(65)	(133)	(126)
Cash paid for line of credit fees	—	—	—	(1,979)
Proceeds from the exercise of stock options	14,313	3,575	23,297	4,663
Excess tax benefit related to share-based compensation	666	107	1,318	292

Net cash (used in) provided by financing activities	(20,076)	3,528	(45,230)	(1,066)

Effect of exchange rate changes on cash and cash equivalents	1,058	(2,238)	1,833	383

Net (decrease) increase in cash and cash equivalents	(5,157)	22,385	23,208	67,145
Cash and cash equivalents, beginning of period	321,305	260,655	292,940	215,895

Cash and cash equivalents, end of period	$316,148	$283,040	$316,148	$283,040